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                                                                    EXHIBIT 10.5

                                PLEDGE AGREEMENT
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              Pledge Agreement, dated as of July 20, 2001 made by Raymond E.
Wirta (the "Pledgor"), to CBRE Holding, Inc., a Delaware corporation formerly
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known as BLUM CB Holding Corp. ("CBRE"). Capitalized terms that are not defined
                                 ----
herein shall have the meanings ascribed to them in the Note (as defined below).

              Pledgor (i) is the owner of shares of the Class A Common Stock of CBRE par value $0.01 per share, identified on Schedule 1 hereto (the "Pledged
                                                                      -------
Interests"). CBRE is loaning Pledgor Five Hundred Twelve Thousand Five
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Hundred Four Dollars ($512,504) (the "Loan"), to be evidenced by a full
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recourse note to be executed by Pledgor simultaneously herewith (the "Note"). It
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is a condition precedent to the making of the Loan under the Note that Pledgor shall have made the pledge contemplated by this Agreement.

              NOW, THEREFORE, in consideration of the premises and in order to induce CBRE to make the Loan under the Note, Pledgor hereby agrees with CBRE as follows:

              1. Pledge. Pledgor hereby pledges to CBRE and grants CBRE
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a first priority security interest in (a) the Pledged Interests and (b) all
Proceeds and products thereof, accessions thereto and substitutions therefore, including, without limitation, all Investment Property and General Intangibles included therein and all dividends, distributions, rights and interests that may, from time to time, be issued, granted or arise in respect thereof (collectively, the "Collateral"). As used herein, the terms "Proceeds,"
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"Investment Property" and "General Intangibles" shall have the respective
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meanings set forth in the Uniform Commercial Code of New York as in effect on the date hereof.

              2. Security for Obligations. This Pledge Agreement secures the
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payment of all of Pledgor's obligations under the Note and this Pledge Agreement
(including, without limitation, interest accruing at the then applicable rate provided in the Note after the maturity of the Loan and interest accruing at the then applicable rate provided in the Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Pledgor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether due or to become due or now existing or hereafter incurred (the "Obligations").
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              3. Delivery of Pledged Collateral. All certificates or instruments
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representing or evidencing the Pledged Interests, including Collateral received by the Borrower after the date hereof, shall be delivered to and held by CBRE and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to CBRE.

              4. Representations and Warranties. Pledgor represents and warrants
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that (i) Pledgor is the legal and beneficial owner of the Pledged Interests and
(ii) no lien, security interest, pledge, hypothecation or similar encumbrance exists on the Collateral (except as created hereunder) ("Lien").
                                                         ----

              5. Disposition. The Pledgor may not sell, exchange or otherwise
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dispose of any of the Pledged Interests unless the Pledgor has repaid the amount of unpaid principal and any accrued and unpaid interest on the Note in full. Without the prior written consent of

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CBRE, the Pledgor will not (a) grant any option with respect to, create, incur or permit to exist any Lien or option in favor of or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Pledge Agreement, or (b) enter into any agreement or undertaking restricting the right or ability of the Pledgor or CBRE to Transfer any of the Collateral, except for the restrictions set forth herein with respect to the Pledgor.

              6.  Indemnity. The Pledgor shall pay, and save CBRE and its
                  ---------
directors, employees and affiliates harmless from, any and all liabilities and expenses related to or arising from the Note or the Pledge Agreement or any exercise of remedies in respect thereof, including with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

              7.  Rights and Remedies of CBRE. If any obligation under the Note
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is not paid in full when due, or if any obligation thereunder is accelerated as set forth therein (except in the case of an insolvency event described in clause
(a) of Section 2 of the Note, in which case no notice shall be required), (a) CBRE shall, by notice to the Pledgor of its intent to exercise such rights, have the right to receive any and all cash payments or distributions paid in respect of the Collateral and make application thereof to the Obligations in such order as CBRE may determine, and to exercise all rights of the Pledgor in respect of the Collateral and (b) shall have and may exercise all the rights and remedies in respect of the Collateral and the Obligations of a secured party under the New York Uniform Commercial Code, and may apply any Proceeds from time to time to the Obligations in such manner as it may elect. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against CBRE arising out of the exercise by them of any rights hereunder. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations.

              8.  Cash Dividends; Voting Rights. Unless any obligation under the
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Note is not paid in full when due, or if any obligation thereunder is accelerated as set forth therein (except in the case of an insolvency event described in clause (a) of Section 2 of the Note, in which case no notice shall be required), the Pledgor shall be permitted (a) to receive, upon repayment of the Note and all accrued and unpaid interest thereon, all cash dividends paid in respect of the Pledged Interests and (b) to exercise all voting and corporate rights with respect to the Pledged Interests.

              9.  Further Assurances. Pledgor agrees that from time to time the
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Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that CBRE may request, in order to perfect and protect the pledge and first priority security interest granted hereby, and further authorizes CBRE to file financing statements with respect to the Collateral with the signature of the Pledgor as CBRE determines appropriate.

              10. Continuing Security Interest. This Agreement shall be a
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continuing assignment of, and security interest in, the Collateral and shall remain in full force and effect until payment of all obligations under the Note. Upon the payment in full of all such obligations,

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Pledgor shall be entitled to the return of the Pledged Interests and to the release of CBRE's security interest in the Collateral.

                 11. Governing Law. This Agreement shall be governed by and
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construed in accordance with the laws of the State of New York.

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   IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered as of the date first written above.


                                    /s/ Raymond E. Wirta
                                  --------------------------------------------
                                    Name: Raymond E. Wirta
                                    Address: 200 North Sepulveda Boulevard
                                             El Segunda, California  90245




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                                   Schedule 1
                                   ----------

64,063 shares of Class A Common Stock, par value $.01 per share, of CBRE Holding, Inc.